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                                  EXHIBIT 10.3

                         ROCKPORT HEALTHCARE GROUP, INC.
                          2000 LONG-TERM INCENTIVE PLAN
                         (Established September 7, 2000)

                                   ARTICLE 1.

                               GENERAL PROVISIONS

1.1      PURPOSE.

         The purposes of the Rockport Healthcare Group, Inc. 2000 LONG-TERM INCENTIVE PLAN (the "PLAN") are to advance the best interest of Rockport Healthcare Group, Inc. (the "COMPANY") and any subsidiary or other Affiliate of the Company (as hereinafter defined) and to attract, retain and motivate directors, employees and persons affiliated with the Company and provide such persons with additional incentive to further the business, promote the long-term financial success and increase shareholder value of the Company by increasing their proprietary interest in the success of the Company. Pursuant to the Plan, the Company may grant (i) non-qualified stock options and (ii) incentive stock options (collectively herein "OPTIONS").

         As used in the Plan, the following terms shall have the following meanings:

         ACT means the Securities Act of 1933, as amended.

         AFFILIATE means any corporation, limited liability company, partnership or other entity, including Subsidiaries, which is controlled by or under common control with the Company.

         EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

         INCENTIVE STOCK OPTIONS ("ISO OPTIONS") means Options which qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "CODE"), at the time they are granted and which are either designated as ISO Options in the Option Agreements (as hereinafter defined) covering such Options or which are designated as ISO Options by the Board (as hereinafter defined) at the time of grant.

         NON-QUALIFIED STOCK OPTIONS ("STOCK OPTIONS") means all Options granted under the Plan other than ISO Options.

         SUBSIDIARY means any corporation (whether or not in existence at the time the Plan is adopted) which, at the time an Option is granted, is a Subsidiary of the Company under the definition of subsidiary corporation contained in Section 424(f) of the Code or any similar provision hereafter enacted.


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1.2      ADMINISTRATION OF THE PLAN.

         The Plan shall be administered by the Board of Directors (the "BOARD") of the Company. The Board may designate and appoint a committee (the "COMPENSATION COMMITTEE") which shall be (i) constituted so as to permit the Plan to comply with Rule 16b-3 of the Exchange Act and (ii) constituted solely of outside directors, within the meaning of Section 162(m) of the Code. All references to the Board shall also include the Committee, if one is appointed. The members of the Committee shall serve at the pleasure of the Board. The Board shall determine from time to time those persons who are to be granted Stock Options and ISO Options, and the number of shares of common stock covered thereby. The Board shall have the power where consistent with the general purpose and intent of the Plan to (i) modify the requirements of the Plan to conform with the law or to meet special circumstances not anticipated or covered by the Plan, (ii) establish policies and (iii) adopt rules and regulations and prescribe forms for carrying out the purposes and provisions of the Plan, including the form of any stock option agreements ("STOCK OPTION AGREEMENTS"). Unless otherwise provided in the Plan, the Board shall have the authority to interpret and construe the Plan and determine all questions arising under the Plan and any agreement made pursuant to the Plan. Any interpretation, decision or determination made by the Board shall be final, binding and conclusive. A majority of the Board shall constitute a quorum and an act of the majority of the members present at any meeting at which a quorum is present shall be the act of the Board.

1.3      STOCK SUBJECT TO THE PLAN.

         Shares of stock ("STOCK") covered by Stock Options and ISO Options shall consist of 1,000,000 shares of the common stock at $.001 par value per share of the Company. Either authorized and unissued shares or treasury shares may be delivered pursuant to the Plan. Any Stock subject to an Option which expires, or is otherwise terminated for any reason, without having been exercised shall continue to be available for the grant of Options under the Plan.

1.2      ELIGIBILITY.

         The persons who shall be eligible to receive grants of Options under this Plan shall be the directors, employees and consultants of the Company and/or any Subsidiary or other Affiliate. Consultants and directors who are not also employees of the Company or a Subsidiary or other Affiliates shall not be eligible to receive ISO Options. A person who holds an Option is referred to as a participant ("PARTICIPANT").

1.3      DETERMINATION OF FAIR MARKET VALUE.

         As used in the Plan, "fair market value" shall mean on any particular day (i) if the Stock is listed or admitted for trading on any national securities exchange or the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System, the last sale price, or if no sale occurred, the mean between the closing high bid and low asked quotations for such date of the Stock on the principal securities exchange on which shares of Stock are listed, (ii) if the Stock is not traded on any national securities exchange but is quoted on the National Association of Securities Dealers, Inc. Automated Operations System, or any similar system of automated dissemination of quotations or securities prices in common use, the mean between the closing high


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bid and low asked quotations for such day of the Stock on such system, (iii) if neither clause (i) nor (ii) is applicable, the mean between the high bid and low asked quotations for the Stock as reported by the National Quotation Bureau Incorporated if at least two securities dealers have inserted both bid and asked quotations for shares of the Stock on at least five (5) of the ten (10) preceding days or (iv) if none of the conditions set forth above is met, the fair market value of shares of Stock as determined by the Board. Provided, for purposes of determining "fair market value" of the common stock of the Company, such value shall be determined without regard to any restriction other than a restriction which will never lapse. In no event shall the fair market value of the Stock be less than its par value.

1.4      EFFECTIVE DATE.

         The Plan shall be effective as of September 7, 2000 subject to approval by the holders of a majority of the common stock of the Company present or represented and entitled to vote at a meeting called for such purpose, within twelve (12) months before or after the Plan's adoption by the Board, but in any event no later than September 6, 2001.

1.5      SECURITIES LAW REQUIREMENTS.

         (a)      LEGALITY OF ISSUANCE.

                  No Stock shall be issued upon the exercise of any Option unless and until the Board has determined that: (i) the Company and the Participant have taken all actions required to register the Stock under the Act or to perfect an exemption from registration requirements of the Act, or to determine that the registration requirements of the Act do not apply to such exercise; (ii) any applicable listing requirement of any stock exchange on which the Stock is listed has been satisfied and (iii) any other applicable provision of state, federal or foreign law has been satisfied.


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         (b)      RESTRICTIONS ON TRANSFER; REPRESENTATIONS OF PARTICIPANT;
                  LEGENDS.

                  Regardless of whether the offering and sale of Stock under the Plan have been registered under the Act or have been registered or qualified under the securities laws of any state, the Company may impose restrictions and/or prohibitions upon the sale, pledge or other transfer of such Stock (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions and/or prohibitions are necessary or desirable to achieve compliance with the provisions of the Act, the securities laws of any state or any other law or rule, including rules of accounting. If the offering and/or sale of Stock under the Plan is not registered under the Act and the Company determines that the registration requirements of the Act apply but an exemption is available which requires an investment representation or other representation, the Participant shall be required, as a condition to acquiring such Stock, to represent that such Stock is being acquired for investment, and not with a view to the sale or distribution thereof, except in compliance with the Act, and to make such other representations as are deemed necessary or appropriate by the Company and its counsel. Stock certificates evidencing Stock acquired pursuant to an unregistered transaction to which the Act applies shall bear a restrictive legend as may be required or deemed advisable under the Plan or the provisions of any applicable law.

         Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 1.7 shall be conclusive and binding on all persons.

1.6      PAYMENT FOR STOCK.

         Payment for shares of Stock purchased under this Plan shall be made in full and in cash or check made payable to the Company. However, the Board in its discretion may allow payment for shares of Stock purchased under this Plan to be made in common stock of the Company or a combination of cash and common stock of the Company. Further, the Stock Option Agreement may provide for a "cashless exercise" of Options pursuant to procedures established by the Board. In the event that common stock of the Company is utilized in consideration for the purchase of Stock upon the exercise of a Stock Option or an ISO Option, then, such common stock shall be valued at the "fair market value" as defined in
Section 1.5 of the Plan.

1.7      INCURRENCE OF DISABILITY.

         A Participant shall be deemed to have incurred a disability ("DISABILITY") if such Participant suffers a physical or mental condition which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months as provided in Section 22(e)(3) of the Code.


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1.8      STOCK OPTIONS AND ISO OPTIONS GRANTED SEPARATELY.

         Since the Board is authorized to grant Stock Options and ISO Options to Participants, the grant thereof and Stock Option Agreement relating thereto will be made separately and totally independent of each other. Except as it relates to the total number of shares of Stock which may be issued under the Plan, the grant or exercise of any Stock Option shall in no manner affect the grant and exercise of any ISO Options. Similarly, the grant and exercise of any ISO Option shall in no manner affect the grant and exercise of any Stock Option. The Board shall take all appropriate steps at the time of the grant of Options or the exercise of Options, or both, consistent with such Options' status for federal income tax purposes (including but not limited to, designating whether such Option is considered a Stock Option or an ISO Option). Notwithstanding anything to the contrary contained in this Plan, with respect to all or any portion of any Option granted under the Plan not qualifying as an "incentive stock option" under Section 422 of the Code, such Option shall be considered as a Stock Option granted under this Plan for all purposes.

1.9      GRANTS OF OPTIONS AND STOCK OPTION AGREEMENT.

         Each Stock Option and/or ISO Option granted under this Plan shall be evidenced by a written Stock Option Agreement (in substantially the form attached hereto as Exhibits "A" and "B") effective on the date of grant and executed by the Company and the Participant. Each Option granted hereunder shall contain such terms, restrictions and conditions as the Board may determine, which terms, restrictions and conditions may or may not be the same in each case.

1.10     NON-TRANSFERABILITY OF OPTIONS.

         Except as otherwise herein provided, any Option granted shall not be transferable otherwise than by will or the laws of descent and distribution and only the Participant may exercise the Option during his lifetime. Specifically (but without limiting the generality of the foregoing), the Option may not be assigned, transferred (except as provided above), pledged or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof shall be null and void and without effect. After the death of a Participant, the Option granted to such Participant may be exercised once vested and prior to its termination date only by the person or persons (including the deceased Participant's estate) to whom the deceased Participant's rights under such Option shall have passed by will or the laws of descent and distribution.

1.11     CHANGES IN EMPLOYMENT.

         So long as the Participant shall continue to be an employee or consultant of the Company, any Option granted to him shall not be affected by any change of duty or position.


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1.12     STOCKHOLDER RIGHTS.

         No Participant shall have a right as a stockholder with respect to any shares of Stock subject to an Option prior to the purchase of such shares of Stock by exercise of the Option.

                                   ARTICLE 2.

                            GRANTING OF STOCK OPTIONS

2.1      GENERAL TERMS.

         (a)      GRANTS AND TERMS OF STOCK OPTIONS.

                  Stock Options shall be granted by the Board on the following terms and conditions: no Stock Option shall be exercisable within 30 days from the date of grant (except as specifically provided in Subsection 2.1(c) hereof, with regard to the death or Disability of a Participant), nor more than ten (10) years after the date of grant. Subject to such limitation, the Board shall have the discretion to fix the period during which any Stock Option may be exercised (the "OPTION PERIOD") and no Stock Option shall be exercisable after the expiration of its Option Period. Each Stock Option shall be evidenced by a Stock Option Agreement (in substantially the same form as attached hereto as Exhibits "A" and "B") in such form and containing such provisions not inconsistent with the provisions of the Plan as the Board shall approve. Each Stock Option Agreement shall specify the effect of termination of employment or consulting on the exercisability of Stock Options.

         (b)      OPTION PRICE.

                  The option price ("OPTION PRICE") for shares of Stock subject to Stock Options shall be determined by the Board, but in no event shall such Option Price be less than 75% of the fair market value of the Stock on the date of grant.

         (c)      ACCELERATION OF OTHERWISE UNEXERCISABLE STOCK OPTIONS.

                  All Stock Options which are not exercisable as of the date of termination of a Participant's employment or consulting shall expire as of such date; provided however, the Board, in its sole discretion, may permit any Participant whose employment or consulting with the Company terminates, for any cause whatsoever, to exercise, at any time, any or all Stock Options previously granted to such Participant notwithstanding that such Stock Options have not yet vested, in whole or in part, as of the date of termination of such Participant's employment or consulting. However, such discretionary authority of the Board shall not be exercised with respect to any Stock Option (or portion thereof) if the applicable 30 day waiting period for exercise has not expired, except in the event of the death or Disability of the Participant when the personal representative of the Participant or the disabled Participant may, with the consent of the Board, exercise such Stock Option notwithstanding that the applicable 30 day waiting period has not yet expired.


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         (d)      NUMBER OF STOCK OPTIONS GRANTED.

                  The Board shall determine the number of Stock Options which are to be granted to each Participant. In making such determinations, the Board may obtain the advice and recommendation of the officers of the Company which have supervisory authority over each such Participant. The granting of a Stock Option under the Plan shall not affect any outstanding Stock Option previously granted to a Participant under the Plan.

         (e)      NOTICE TO EXERCISE STOCK OPTION.

                  Upon exercise of a Stock Option, a Participant shall give written notice to the Secretary of the Company, or other officer designated by the Board at the Company's principal office in Houston, Texas. No Stock shall be issued to any Participant until the Company receives full payment for the Stock purchased, if applicable, and any required state and federal withholding taxes.

                                   ARTICLE 3.

                             GRANTING OF ISO OPTIONS

3.1  GENERAL.

         With respect to ISO Options granted on or after the effective date of the Plan, the following provisions in this Article 3 shall apply to the exclusion of any inconsistent provisions in any other Article in this Plan since the ISO Options to be granted under the Plan are intended to qualify as "incentive stock options" as defined in Section 422 of the Code.

3.2      GRANT OF ISO OPTIONS.

         ISO Options may be granted only to employees of the Company and any of its Subsidiaries. No ISO Options shall be granted to any person who is not eligible to receive incentive stock options as provided in Section 422 of the Code. No ISO Options shall be granted to any employee if, immediately before the grant of an ISO Option, such employee owns more than 10% of the total combined voting power of all classes of stock of the Company or its Subsidiaries (as determined in accordance with the stock attribution rules contained in Section 425(d) of the Code). Provided, the preceding sentence shall not apply if at the time the ISO Option is granted, the ISO Price is at least 110 percent of the "fair market value" of the Stock subject to the ISO Option, and such ISO Option by its terms is not exercisable after the expiration of five years from the date such ISO Option is granted.

         (a)      ISO OPTION PRICE.

                  The option price for shares of Stock subject to an ISO Option ("ISO PRICE") shall be determined by the Board, but in no event shall such ISO Price be less than the fair market value of the Stock on the date of grant.


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         (b)      ANNUAL ISO OPTION LIMITATION.

                  The aggregate "fair market value" (determined as of the time the ISO Option is granted) of the Stock with respect to which ISO Options are exercisable for the first time by any Participant during any calendar year (under all "incentive stock option" plans qualified under Section 422 of the Code sponsored by the Company) shall not exceed $100,000.00.

         (c)      TERMS OF ISO OPTIONS.

                  ISO Options shall be granted on the following terms and conditions: no ISO Option shall be exercisable within 30 days from the date of grant (except as specifically provided in Subsection 3.2(d) hereof with regard to the Disability or death of a Participant), nor more than ten (10) years after the date of grant. The Board shall have the discretion to fix the period during which any ISO Option may be exercised (the "ISO PERIOD") and no ISO Option shall be exercisable after the expiration of its ISO Period. ISO Options shall be exercisable by the Participant only while actively employed by the Company, except that upon termination of any Participant's employment for any reason other than death or Disability, such Participant may exercise within three months after the date of termination of such Participant's employment any ISO Option which is otherwise exercisable. If termination of employment results from the Participant's death or Disability, then the personal representative of the Participant or the Participant's legal representative in the event of the Participant's legal disability, may exercise within six months following death or Disability any ISO Option which is otherwise exercisable as of the date of the Participant's death or Disability. Each ISO Option shall be evidenced by a Stock Option Agreement (in substantially the form attached hereto as Exhibit "B") in such form and containing such provisions not inconsistent with the provisions of the Plan as the Board shall approve, including provisions to qualify an ISO Option under Section 422 of the Code.

         (d)      ACCELERATION OF OTHERWISE UNEXERCISABLE ISO OPTION.

                  All ISO Options which are not exercisable as of the date of termination of a Participant's employment, shall expire as of such date; provided however, the Board, in its sole discretion, may permit any Participant whose employment with the Company terminates, for any cause whatsoever, to exercise, at any time within the ISO Period, any or all ISO Options previously granted to such Participant notwithstanding that such ISO Options have not yet vested, in whole or in part, as of the date of the termination of such Participant's employment. However, that such discretionary authority of the Board shall not be exercised with respect to any ISO Options (or portion thereof) if the applicable 30 day waiting period has not expired, except in the event of the death or Disability of the Participant, when the personal representative of the Participant or the disabled Participant may, with the consent of the Board, exercise such ISO Options notwithstanding that the 30 day waiting period has not yet expired.


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         (e)      NUMBER OF ISO OPTIONS GRANTED.

                  Subject to the applicable limitations contained in the Plan, the Board shall determine the number of ISO Options which are to be granted to each Participant. In making such determinations, the Board may obtain the advice and recommendation of the officers of the Company. The granting of an ISO Option under the Plan shall not affect any outstanding ISO Option previously granted to a Participant under the Plan.

         (f)      NOTICE TO EXERCISE ISO OPTION.

                  Upon exercise of an ISO Option, a Participant shall give written notice to the Secretary of the Company, or other officer designated by the Board at the Company's principal office in Houston, Texas. No Stock shall be issued to any Participant until the Company receives full payment for the Stock purchased and any required state and federal withholding taxes.

                                   ARTICLE 4.

                   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

         The aggregate number of shares of Stock under Stock Options and ISO Options granted under the Plan, the Option Price and the ISO Price and the total number of shares of Stock which may be purchased by a Participant upon exercise of a Stock Option or an ISO Option shall be adjusted by the Board to reflect approximately any recapitalization, stock split, merger, consolidation, reorganization, combination, liquidation, stock dividend or similar transaction involving the Company. The grant of an Option of the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications or changes in its capital or business structures or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets.

                                   ARTICLE 5.

                               CHANGE OF CONTROL.

          (a) EFFECT OF CHANGE OF CONTROL.

                  In the event of a Change of Control as hereinafter defined, all outstanding Options shall immediately vest and become exercisable. In the event of a Change of Control, the Board in its discretion may act to effect one or more of the following alternatives with respect to outstanding Options, which may vary among individual Participants and which may vary among Options held by any individual Participant: (i) determine a limited period of time on or before a specified date (before or after such Change of Control) after which specified date all unexercised Options and all rights of Participants thereunder shall terminate, (ii) require the mandatory surrender to the Company by selected Participants of some or all of the outstanding Options held by such Participants (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date, before or


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         after such Change of Control, specified by the Board, in which event the Board shall thereupon cancel such Options and the Company shall pay to each Participant an amount of cash per share equal to the excess, if any, of the Change of Control value of the shares subject to such Option over the exercise price(s) under such Options for such shares,
         (iii) make such adjustments to Options then outstanding as the Board deems appropriate to reflect such Change of Control (provided however, that the Board may determine in its sole discretion that no adjustment is necessary to Options then outstanding) or (iv) provided that thereafter upon any exercise of an Option theretofore granted the Participant shall be entitled to purchase under such Option, in lieu of the number of shares of Stock then covered by such Option the number and class of shares of stock or other securities or property (including without limitation, cash) to which the Participant would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets and dissolution if, immediately prior to such merger, consolidation or sale of assets and dissolution the Participant has been the Participant of record of the number of shares of Stock then covered by such Option. The provisions contained in this paragraph shall not terminate any rights of the Participant to further payments pursuant to any other agreement with the Company following a Change of Control.

          (b) CHANGE OF CONTROL DEFINED.

                  For purposes of this Agreement, Change of Control means the occurrence, following successful completion of the Company's IPO (as defined below), or any of the following events: (i) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than a previously wholly-owned subsidiary of the Company), (ii) the Company sells, leases or exchanges all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary of the Company), (iii) the Company is to be dissolved and liquidated, (iv) any person or entity, including a group as contemplated by Section 13(d)(3) of the Exchange Act, acquires or gains ownership or control (including without limitation, power to vote) of more than 50% of the outstanding shares of the Company's voting stock (based upon voting power) or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election, together with their nominees, shall cease to constitute a majority of the Board. The term IPO ("IPO") means the first underwritten public offering of the Company's common stock other than any offering pursuant to any registration statement; (i) relating to any capital stock of the Company or options, warrants or other rights to acquire any such capital stock issued or to be issued primarily to directors, officers or employees of the Company or any of its subsidiaries (ii) relating to any employee benefit plan or interest therein, (iii) relating principally to any preferred stock or debt securities of the Company or (iv) filed pursuant to Rule 145 under the Act, as amended, or any successor or similar provisions.


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                                   ARTICLE 6.

                     AMENDMENT AND TERMINATION OF THE PLAN.

         The Plan shall terminate at midnight, December 31, 2010, but prior thereto, may be altered, changed, modified, amended or terminated by written amendment approved by the Board. Provided, that no action of the Board may, without the approval of the stockholders; (i) increase the aggregate number of shares of Stock which may be purchased under Stock Options or ISO Options granted under the Plan or (ii) withdraw the administration of the Plan from the Board. Except as provided in this Article 6, no amendment, modification or termination of the Plan shall in any manner adversely affect any Stock Option or ISO Option previously granted under the Plan without the consent of the affected Participant.

                                   ARTICLE 7.

                                  MISCELLANEOUS

7.1      NO RIGHT TO A GRANT.

         Neither the adoption of the Plan by the Company nor any action of the Board or the Committee shall be deemed to give a Participant any right to be granted an Option or any of the rights hereunder except as may be evidenced by a Stock Option Agreement.

7.2      NO EMPLOYMENT RIGHTS CONFERRED.

          Nothing in the Plan or in any Stock Option Agreement which relates to the Plan shall confer upon any Participant any right to continue in the employ as an employee or consultant of the Company, or interfere in any way with the right of the Company to terminate his employment or consulting arrangement at any time.

7.3      GOVERNING LAW.

         This Plan shall be construed in accordance with the laws of the State of Texas.


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                                    EXHIBIT A

                         ROCKPORT HEALTHCARE GROUP, INC.
                        INCENTIVE STOCK OPTION AGREEMENT



         THIS AGREEMENT made effective as of [________________, 2000], between ROCKPORT HEALTHCARE GROUP, INC., a Delaware corporation (the "COMPANY"), and ___________________ (the "OPTION HOLDER") relating to an option to purchase shares of the Company's common stock, par value $.001 per share ("COMMON STOCK").

         1. GRANT OF OPTION. Subject to the terms and conditions of this Agreement and the Company's 2000 Long-Term Incentive Plan (the "PLAN"), the
Company hereby grants to the Option Holder effective as of [         ,2000]
(the "GRANT DATE") an option (the "OPTION") to purchase [     ] shares of
Common Stock. The Option shall be exercisable, in whole or in part as to any
vested portion thereof, at an exercise price of $[     ] per share (the
"OPTION PRICE"). The Option shall be exercisable in increments ratably as set forth in Exhibit A hereto (the "VESTING SCHEDULE") determined by the number of full years of employment with the Company from the date of grant to the date of exercise. Notwithstanding anything in this Agreement to the contrary, the Vesting Schedule is subject to Section 4 herein and the Board of Directors, in its sole discretion, may waive the Vesting Schedule and, upon written notice to the Option Holder, accelerate the earliest date or dates in which any of the Options granted hereunder are exercisable. This Agreement and the purchase of the shares of Common Stock hereunder is intended and should be interpreted to qualify as an Incentive Stock Option as that term is used in Section 422 of the Internal Revenue Code of 1986, as it may be amended from time to time (the "INTERNAL REVENUE CODE"), and any provisions of this Agreement are hereby amended in their entirety to any extent necessary to permit all Stock purchased hereunder to qualify for treatment as such under Section 422 of the Internal Revenue Code.

         2. METHOD FOR EXERCISING THE OPTION. The vested portion of the Option may be exercised in whole or in part only by delivery in person or through certified or registered mail to the Company at its principal office in Houston, Texas (attention: Corporate Secretary) of written notice specifying the Option that is being exercised and the number of shares of Common Stock with respect to which the Option is being exercised. The notice must be accompanied by payment of the total Option Price.

         The total Option Price for the Common Stock to be acquired pursuant to the Option shall be paid in full by any of the following methods or any combination of the following methods:

                  (a) In cash or by certified or cashier's check payable to the order of Rockport Healthcare Group, Inc.;

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Incentive Stock Option Agreement
                                        1

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                  (b) The delivery to the Company of certificates representing the number of shares of Common Stock then owned by the Option Holder, the Designated Value (defined below) of which equals the Option Price of the Common Stock purchased pursuant to the Option, properly endorsed for transfer to the Company; provided however, that no Option may be exercised by delivery to the Company of certificates representing Common Stock, unless such Common Stock has been held by the Option Holder for more than six months. (For purposes of this Agreement, the Designated Value of any shares of Common Stock delivered in payment of the Option Price upon exercise of the Option shall be the Designated Value as of the exercise date, and the exercise date shall be the day of delivery of the certificates for the Common Stock used as payment of the Option Price);

                  (c) By delivery to the Company of a properly executed notice of exercise together with irrevocable instructions to a broker to deliver promptly to the Company, in payment of the Option Price, the amount of the cash proceeds of the sale of shares of Common Stock or a loan from the broker to the Option Holder sufficient, in each case, to pay the Option Price, and in a form satisfactory to the Corporate Secretary; or

                  (d) By delivery to the Company of sufficient Options, properly endorsed for transfer to the Company, having a value sufficient to pay the Option Price with respect to the other Options that are to be exercised under this Agreement. The value of each Option to be surrendered in payment of the Option Price shall be determined by subtracting the Option Price from the Designated Value as of the date of receipt of notice of the exercise of the Options by the Corporate Secretary of the Company.

         Upon such notice to the Corporate Secretary and payment of the total Option Price, the exercise of the Option shall be deemed to be effective, and a properly executed certificate or certificates representing the Common Stock so purchased shall be issued by the Company and delivered to the Option Holder.

         For purposes of this Agreement, the designated value ("DESIGNATED VALUE") of the shares of Common Stock on a given date shall mean: (i) if the Common Stock is listed or admitted for trading on any national securities exchange or the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System, the last sale price, or if no sale occurred, the mean between the closing high bid and low asked quotations for such date of the Common Stock on the principal securities exchange on which shares of Common Stock are listed, (ii) if the Common Stock is not traded on any national securities exchange but is quoted on the National Association of Securities Dealers, Inc. Automated Operations System, or any similar system of automated dissemination of quotations or securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Common Stock on such system, (iii) if neither clause (i) nor (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau Incorporated if at least two securities dealers have inserted both bid and asked quotations for shares of the Common

------------------------------------------
Incentive Stock Option Agreement
                                        2

Stock on at least five (5) of the ten (10) preceding days or (iv) if none of the conditions set forth above is met, the fair market value of shares of Common Stock as determined by the Board. Provided, for purposes of determining "fair market value" of the Common Stock of the Company, such value shall be determined without regard to any restriction other than a restriction which will never lapse. In no event shall the fair market value of the Common Stock be less than its par value.

         3.       ADJUSTMENT OF THE OPTION.

                  (a) ADJUSTMENT BY STOCK SPLIT, STOCK DIVIDEND, ETC. If at any time the Company increases or decreases the number of its outstanding shares of Common Stock, or changes in any way the rights and privileges of its Common Stock, by means of the payment of a stock dividend or the making of any other distribution on such shares payable in Common Stock, or through a stock split or subdivision of shares of Common Stock, or a consolidation or combination of shares of Common Stock, or through a reclassification or recapitalization involving the Common Stock, the numbers, rights and privileges of the shares of Common Stock included in the Option shall be increased, decreased or changed in like manner as if such shares of Common Stock had been issued and outstanding, fully paid and non-assessable at the time of such occurrence.

                  (b) DIVIDENDS PAYABLE IN STOCK OF ANOTHER CORPORATION, ETC. If at any time the Company pays or makes any dividend or other distribution upon its Common Stock payable in securities or other property (except cash or Common Stock), a proportionate part of such securities or other property shall be set aside and delivered to the Option Holder upon issuance of the Common Stock purchased at the time of the exercise of the Option. The securities and other property delivered to the Option Holder upon exercise of the Option shall be in the same ratio to the total securities and property set aside for the Option Holder as the number of shares of Common Stock with respect to which the Option is then exercised is to the total shares of Common Stock subject to the Option. Prior to the time that any such securities or other property are delivered to the Option Holder in accordance with the foregoing, the Company shall be the owner of such securities or other property and Option Holder shall not have the right to vote the securities, receive any dividends payable on such securities, or in any other respect be treated as the owner. If securities or other property which have been set aside by the Company in accordance with this Section 3 are not delivered to the Option Holder because the Option is not exercised, then such securities or other property shall remain the property of the Company and shall be dealt with by the Company as it shall determine in its sole discretion.

                  (c) OTHER CHANGES IN STOCK. In the event there shall be any change, other than as specified in the preceding subsections
                  (a) and (b) of this Section 3, in the number or kind of outstanding shares of Common Stock or of any stock or other securities into which the Common Stock shall be changed or for which it shall have been exchanged, then and if the Board of Directors of the Company shall in its discretion determine that such change equitably requires an adjustment in the number or kind

------------------------------------------
Incentive Stock Option Agreement
                                        3
                  of shares subject to the Option, such adjustments shall be made by the Board of Directors and shall be effective for all purposes as of this Agreement.

                  (d) APPORTIONMENT OF OPTION PRICE. Upon any occurrence described in the preceding subsections (a), (b) and (c) of this Section 3, the aggregate Option Price for the shares of Common Stock then subject to the Option shall remain unchanged and shall be apportioned ratably over the increased or decreased number or changed kinds of securities or other properties subject to the Option.

         4.       CHANGE OF CONTROL; TERMINATION WITHOUT CAUSE; CORPORATE
                  TRANSACTIONS.

                  (a) In the event of a Change of Control (as defined in the Plan), all outstanding Options, whether exercisable or not, shall immediately vest and become exercisable in accordance with Article 5 of the Plan.

                  (b) In the event the Option Holder's employment with the Company terminates for reasons other than: (i) Option Holder voluntarily ceasing his employment with the Company or (ii) Option Holder's employment with the Company being terminated for Cause; then in any event, all outstanding Options, whether exercisable or not, shall immediately vest and become exercisable. The term "Cause" is defined as the conviction of, or the entering of a guilty plea, or no contest plea by Option Holder for any felony, by a court of competent jurisdiction; or, the failure or refusal by Option Holder to competently perform his employment duties, or conform to policies reasonably established by the Company.

                  (c) If the Company recapitalizes or otherwise changes its capital structure, or merges, consolidates, sells all of its assets or dissolves and such transaction is not a Change of Control, then thereafter upon any exercise of the Option hereunder, the Optionee shall be entitled to purchase under the Option, in lieu of the number of shares of Common Stock covered by this Option then exercisable, the number and class of shares of stock and securities to which the Optionee would have been entitled pursuant to the terms of the agreement of merger, consolidation, sale of assets or dissolution, if, immediately prior to such agreement of merger, consolidation, sale of assets or dissolution, the Optionee had been the holder of record of the number of shares of Common Stock as to which the Option is then exercisable.

         5.       EXPIRATION AND TERMINATION OF THE OPTION. The Option shall
expire at 5:00 p.m. Houston, Texas, time on [     ], (the period from the
date of this Agreement to the expiration date is defined as the ("OPTION PERIOD") or prior to such time as follows:

                  (a) Upon termination of the employment of the Option Holder for any reason other than death, the Options exercisable as of the date of termination may be exercised by Option Holder within three months after the date of the termination of

------------------------------------------
Incentive Stock Option Agreement
                                        4
                  employment of the Option Holder (provided such Options are exercised prior to their expiration date).

                  (b) Upon termination of the employment of the Option Holder by reason of the death of the Option Holder, the Options exercisable as of the date of the Option Holder's death may be exercised by the Option Holder's estate or by the person who acquired the right to exercise the Option by bequest or inheritance. Such Options shall not be exercisable after the date they expire or more than six months from the date of the Option Holder's death, whichever first occurs.

         6. TRANSFERABILITY. The Option may not be transferred except by will or pursuant to the laws of descent and distribution, and it shall be exercisable during the Option Holder's life only by him, or in the event of his disability or incapacity, by his personal representative, and after his death, only by his estate or by the person who acquired the right to exercise the Option by bequest or inheritance.

         7. EMPLOYMENT AGREEMENT. In partial consideration of the Company's granting of the Option, the Option Holder has entered into the Employment Agreement, pursuant to which the Option Holder, among other things has agreed to remain in the employ of the Company on the terms and conditions stated therein.

         8. COMPLIANCE WITH SECURITIES LAWS. Upon the acquisition of any shares pursuant to the exercise of the Option herein granted, Option holder or any person acting under Section 5 will enter into such written representations, warranties and agreements as the Company may reasonably request in order to comply with applicable securities laws or with this Agreement.

         9. LEGENDS ON CERTIFICATES. The Certificates representing the shares of Common Stock purchased by exercise of an Option will be stamped or otherwise imprinted with legends in such form as the Company or its counsel may require with respect to any applicable restrictions on sale or transfer and the stock transfer records of the Company will reflect stock-transfer instructions with respect to such shares.

         10.      WITHHOLDING.

                  (a) ARRANGEMENT FOR WITHHOLDING. The Option Holder hereby agrees to make appropriate arrangements with the Company to provide for the amount of additional tax withholding under Sections 3102 and 3402 of the Internal Revenue Code and applicable state income tax laws resulting from the exercise of the Option. If such arrangements are not made, the Company may refuse to issue any Common Stock to the Option Holder.

                  (b) WITHHOLDING ELECTION. The Option Holder may elect to pay all such amounts of tax withholding, or any part thereof, by electing to transfer to the Company, or to have the Company withhold from shares otherwise issuable to the Option Holder, shares of Common Stock having a value equal to the amount required to be withheld

------------------------------------------
Incentive Stock Option Agreement
                                        5
                  or such lesser amount as may be elected by the Option Holder. All elections shall be subject to the approval or disapproval of the Board of Directors. The value of shares of Common Stock to be withheld shall be based on the Designated Value of the Common Stock on the date that the amount of tax to be withheld is to be determined (the "TAX DATE"). Any such election by the Option Holder to have shares of Common Stock withheld for this purpose will be subject to the following restrictions:

                           (i)      All elections must be made prior to the Tax
                                    Date.

                           (ii)     All elections shall be irrevocable.

                           (iii) If the Option Holder is an officer or director of the Company within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, ("SECTION 16"), the Option Holder must satisfy the requirements of such Section 16 and any applicable rules thereunder with respect to the use of Common Stock as consideration to satisfy such tax withholding obligation.

         11.      MISCELLANEOUS.

                  (a) NOTICES. Any notice required or permitted to be given under this Agreement shall be in writing and shall be given by first class registered or certified mail, postage prepaid, or by personal delivery to the appropriate party, addressed:

                           (i) If to the Company, to the Company at its principal place of business (as of the date hereof, 50 Briar Hollow Lane, Suite 515 West, Houston, Texas 77027, telephone (713) 621-9424) (Attention:
                           Corporate Secretary) or at such other address as may have been furnished to the Option Holder in writing by the Company; or

                           (ii) If to the Option Holder, to the Option Holder at his address on file with the Company or at such other address as may have been furnished to the Company by the Option Holder.

                           Any such notice shall be deemed to have been given as of the fourth day after deposit in the United States Postal Service, postage prepaid, properly addressed as set forth above, in the case of mailed notice, or as of the date delivered in the case of personal delivery.

         (b) AMENDMENT. The Board of Directors may make any adjustment in the Option Price, the number of shares of Common Stock subject to, or the terms of the Option by amendment or by substitution of an outstanding Option. Such amendment or substitution may result in terms and conditions (including Option Price, the number of shares of Common Stock covered, Vesting Schedule or Option Period) that differ from the terms and conditions of this

------------------------------------------
Incentive Stock Option Agreement
                                        6

         Option. The Board of Directors may not, however, adversely affect the rights of the Option Holder without the consent of the Option Holder. If such action is effective by amendment, the effective date of such amendment will be the date of the original grant of this Option. Except as provided herein, this Agreement may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Option Holder.

         (c) SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

         (d) WAIVER. Any provision contained in this Agreement may be waived, either generally or in any particular instance, by the Company.

         (e) BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the Company and the Option Holder and their respective heirs, executors, administrators, legal representatives, successors and assigns.

         (f) RIGHTS TO EMPLOYMENT. Other than the Employment Agreement, nothing contained in this Agreement shall be construed as giving the Option Holder any right to be retained in the employ of the Company and this Agreement is limited solely to governing the rights and obligations of the Option Holder with respect to the Common Stock and the Option.

         (g) GENDER AND NUMBER. Except when otherwise indicated by the context, the masculine gender shall also include the feminine gender, and the definition of any term herein in the singular shall also include the plural.

         (h) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas without giving effect to the conflicts of law provisions thereof.







------------------------------------------
Incentive Stock Option Agreement

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                  ROCKPORT HEALTHCARE GROUP, INC.



                                  By:
                                      -----------------------------------------
                                      Harry M. Neer, Chief Executive Officer


                                  OPTION HOLDER



                                  ---------------------------------------------
                                  [                 ]















------------------------------------------
Incentive Stock Option Agreement
                                        8

                                     EXHIBIT A

                                 Vesting Schedule

      CONDITIONS TO VESTING                             AMOUNT EXERCISABLE

------------------------------------ --------------- ------------------------------------
Upon the continuous employment                       Cumulative proportion of the
of Option Holder by the Company                      Stock as to all or part of which
through the applicable date                          the Option can be exercised after
indicated below:                                     satisfaction of the respective
                                                     conditions to vesting:
 -------------------------------
                                                       -------------------------------

------------------------------------ --------------- ------------------------------------
1. The Grant Date                                              [  ] percent
------------------------------------ --------------- ------------------------------------
2. The First Anniversary of                                    [  ] percent
   the Grant Date
------------------------------------ --------------- ------------------------------------

------------------------------------ --------------- ------------------------------------

------------------------------------ --------------- ------------------------------------

------------------------------------ --------------- ------------------------------------

------------------------------------ --------------- ------------------------------------

------------------------------------ --------------- ------------------------------------

------------------------------------ --------------- ------------------------------------

------------------------------------ --------------- ------------------------------------


------------------------------------------
Incentive Stock Option Agreement
                                        9

                                   EXHIBIT B

                               SUBSCRIPTION FORM

             [To be executed only upon exercise of Stock Options]


         The undersigned registered owner of this Stock Option irrevocably exercises the Stock Option for the purchase of _______________ shares of Common Stock of Rockport Healthcare Group, Inc. (the "Company") and herewith makes payment therefor in cash or by check or bank draft made payable to the Company, all at the price and on the terms and conditions specified in this Stock Option Agreement and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to __________________ whose address is ___________________________ and, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Stock Option, that a new Stock Option of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned.



                                      ---------------------------------------
                                      (Name of Registered Owner)


                                      ---------------------------------------
                                      (Signature of Registered Owner)


                                      ---------------------------------------
                                      (Street Address)


                                      ---------------------------------------
                                      (City)          (State)      (Zip Code)


                                      --------------------------------------
                                      (Social Security Number)


         NOTICE: The signature on this subscription must correspond with the name as written upon the face of the within Stock Option Agreement in every particular, without alteration or enlargement or any change whatsoever.

------------------------------------------
Incentive Stock Option Agreement
                                        10

                                    EXHIBIT B


                         ROCKPORT HEALTHCARE GROUP, INC.
                       NON-QUALIFIED STOCK OPTION AGREEMENT



         THIS AGREEMENT made effective as of [________________, 2000], between ROCKPORT HEALTHCARE GROUP, INC. a Delaware corporation (the "COMPANY"), and _______________ (the "OPTION HOLDER") relating to an option to purchase shares of the Company's common stock, par value $.001 per share ("COMMON STOCK").

         1. GRANT OF OPTION. Subject to the terms and conditions of this Agreement and the Company's 2000 Long-Term Incentive Plan (the "PLAN"), the
Company hereby grants to the Option Holder effective as of [         , 2000]
(the "GRANT DATE") an option (the "OPTION") to purchase [      ] shares of
Common Stock. The Option shall be exercisable, in whole or in part, during the
Option Period (as hereinafter defined) at an exercise price of $[   ] per
share (the "OPTION PRICE"). This Agreement and the purchase of the shares of Common Stock hereunder is not intended and should not be interpreted to qualify as an Incentive Stock Option as that term is used in Section 422 of the Internal Revenue Code of 1986, as it may be amended from time to time (the "INTERNAL REVENUE CODE").

         2. METHOD FOR EXERCISING THE OPTION. The Option may be exercised in whole or in part only by delivery in person or through certified or registered mail to the Company at its principal office in Houston, Texas (attention:
Corporate Secretary) of written notice (attached hereto as Exhibit A) specifying the Option that is being exercised and the number of shares of Common Stock with respect to which the Option is being exercised. The notice must be accompanied by payment of the total Option Price.

         The total Option Price for the Common Stock to be acquired pursuant to the Option shall be paid in full by any of the following methods or any combination of the following methods:

                  (a) In cash or by certified or cashier's check payable to the order of Rockport Healthcare Group, Inc.;

                  (b) The delivery to the Company of certificates representing the number of shares of Common Stock then owned by the Option Holder, the Designated Value (defined below) of which equals the Option Price of the Common Stock purchased pursuant to the Option, properly endorsed for transfer to the Company; provided however, that no Option may be exercised by delivery to the Company of certificates representing Common Stock, unless such Common Stock has been held by the Option Holder for

------------------------------------------
Nonqualified Stock Option Agreement
                                        1
                  more than six months. (For purposes of this Agreement, the Designated Value of any shares of Common Stock delivered in payment of the Option Price upon exercise of the Option shall be the Designated Value as of the exercise date and the exercise date shall be the day of delivery of the certificates for the Common Stock used as payment of the Option Price);

                  (c) By delivery to the Company of a properly executed notice of exercise together with irrevocable instructions to a broker to deliver promptly to the Company, in payment of the Option Price, the amount of the cash proceeds of the sale of shares of Common Stock or a loan from the broker to the Option Holder sufficient, in each case, to pay the Option Price, and in a form satisfactory to the Corporate Secretary; or

                  (d) By delivery to the Company of sufficient Options, properly endorsed for transfer to the Company, having a value sufficient to pay the Option Price with respect to the other Options that are to be exercised under this Agreement. The value of each Option to be surrendered in payment of the Option Price shall be determined by subtracting the Option Price from the Designated Value as of the date of receipt of notice of the exercise of the Options by the Corporate Secretary of the Company.

         Upon such notice to the Corporate Secretary and payment of the total Option Price, the exercise of the Option shall be deemed to be effective, and a properly executed certificate or certificates representing the Common Stock so purchased shall be issued by the Company and delivered to the Option Holder.

         For purposes of this Agreement, the designated value ("DESIGNATED VALUE") of the shares of Common Stock on a given date shall mean: (i) if the Common Stock is listed or admitted for trading on any national securities exchange or the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System, the last sale price, or if no sale occurred, the mean between the closing high bid and low asked quotations for such date of the Common Stock on the principal securities exchange on which shares of the Common Stock are listed, (ii) if the Common Stock is not traded on any national securities exchange but is quoted on the National Association of Securities Dealers, Inc. Automated Operations System, or any similar system of automated dissemination of quotations or securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Common Stock on such system, (iii) if neither clause (i) nor (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau Incorporated if at least two securities dealers have inserted both bid and asked quotations for shares of the Common Stock on at least five (5) of the ten (10) preceding days or (iv) if none of the conditions set forth above is met, the fair market value of shares of Common Stock as determined by the Board. Provided, for purposes of determining "fair market value" of the Common Stock of the Company, such value shall be determined without regard to any restriction other than a restriction which will never lapse. In no event shall the fair market value of the Common Stock be less than its par value.

------------------------------------------
Nonqualified Stock Option Agreement

         3.       ADJUSTMENT OF THE OPTION.

                  (a) ADJUSTMENT BY STOCK SPLIT, STOCK DIVIDEND, ETC. If at any time the Company increases or decreases the number of its outstanding shares of Common Stock, or changes in any way the rights and privileges of its Common Stock, by means of the payment of a stock dividend or the making of any other distribution on such shares payable in Common Stock, or through a stock split or subdivision of shares of Common Stock, or a consolidation or combination of shares of Common Stock, or through a reclassification or recapitalization involving the Common Stock, the numbers, rights and privileges of the shares of Common Stock included in the Option shall be increased, decreased or changed in like manner as if such shares of Common Stock had been issued and outstanding, fully paid and non-assessable at the time of such occurrence.

                  (b) DIVIDENDS PAYABLE IN STOCK OF ANOTHER CORPORATION, ETC. If at any time the Company pays or makes any dividend or other distribution upon its Common Stock payable in securities or other property (except cash or Common Stock), a proportionate part of such securities or other property shall be set aside and delivered to the Option Holder upon issuance of the Common Stock purchased at the time of the exercise of the Option. The securities and other property delivered to the Option Holder upon exercise of the Option shall be in the same ratio to the total securities and property set aside for the Option Holder as the number of shares of Common Stock with respect to which the Option is then exercised is to the total shares of Common Stock subject to the Option. Prior to the time that any such securities or other property are delivered to the Option Holder in accordance with the foregoing, the Company shall be the owner of such securities or other property and Option Holder shall not have the right to vote the securities, receive any dividends payable on such securities, or in any other respect be treated as the owner. If securities or other property which have been set aside by the Company in accordance with this Section 3 are not delivered to the Option Holder because the Option is not exercised, then such securities or other property shall remain the property of the Company and shall be dealt with by the Company as it shall determine in its sole discretion.

                  (c) OTHER CHANGES IN STOCK. In the event there shall be any change, other than as specified in the preceding subsections
                  (a) and (b) of this Section 3, in the number or kind of outstanding shares of Common Stock or of any stock or other securities into which the Common Stock shall be changed or for which it shall have been exchanged, then and if the Board of Directors of the Company shall in its discretion determine that such change equitably requires an adjustment in the number or kind of shares subject to the Option, such adjustments shall be made by the Board of Directors and shall be effective for all purposes as of this Agreement.

                  (d) APPORTIONMENT OF OPTION PRICE. Upon any occurrence described in the preceding subsections (a), (b) and (c) of this Section 3, the aggregate Option Price for the shares of Common Stock then subject to the Option shall remain unchanged


-----------------------------------
Nonqualified Stock Option Agreement
                  and shall be apportioned ratably over the increased or decreased number or changed kinds of securities or other properties subject to the Option.

         4.       CHANGE OF CONTROL; TERMINATION WITHOUT CAUSE; CORPORATE
                  TRANSACTIONS.

                  (a) In the event of a Change of Control (as defined in the Plan), all outstanding Options, whether exercisable or not, shall immediately become exercisable in accordance with Article 5 of the Plan.

                  (b) In the event the Option Holder's employment, position as a director or consulting agreement with the Company terminates for reasons other than (i) Option Holder voluntarily ceasing his employment, position as a director or consulting agreement with the Company; or, (ii) Option Holder's employment, position as a director or consulting agreement with the Company being terminated for Cause; then, in any such event, all outstanding Options, whether exercisable or not, shall immediately vest and become exercisable. The term "Cause" is defined as the conviction of, or the entering of a guilty plea, or no contest plea by Option Holder for any felony, by a court of competent jurisdiction; or, the failure or refusal by Option Holder to competently perform his employment, director or consulting duties, or conform to policies reasonably established by Company.

                  (c) If the Company recapitalizes or otherwise changes its capital structure, or merges, consolidates, sells all of its assets or dissolves and such transaction is not a Change of Control, then thereafter upon any exercise of the Option hereunder, the Optionee shall be entitled to purchase under the Option, in lieu of the number of shares of Common Stock covered by this Option then exercisable, the number and class of shares of stock and securities to which the Optionee would have been entitled pursuant to the terms of the agreement of merger, consolidation, sale of assets or dissolution, if, immediately prior to such agreement of merger, consolidation, sale of assets or dissolution, the Optionee had been the holder of record of the number of shares of Common Stock as to which the Option is then exercisable.

         5. EXPIRATION AND TERMINATION OF THE OPTION. The Option shall expire at 5:00 p.m. Houston, Texas, time on __________, (the period from the date of this Agreement to the expiration date is defined as the option period ("OPTION PERIOD"). In the event of the death of the Option Holder during the Option Period, the Option shall be exercisable by the Option Holder's estate or by the person who acquired the right to exercise the Option by bequest or inheritance during the Option Period and for a period of up to six months following the death of the Option Holder, if later.

         6. TRANSFERABILITY. The Option may not be transferred except by will or pursuant to the laws of descent and distribution, and it shall be exercisable during the Option Holder's life only by him, or in the event of his disability or incapacity, by his personal representative, and after his death,


-----------------------------------
Nonqualified Stock Option Agreement
only by his estate or by the person who acquired the right to exercise the Option by bequest or inheritance.

         7. COMPLIANCE WITH SECURITIES LAWS. Upon the acquisition of any shares pursuant to the exercise of the Option herein granted, Option holder or any person acting under Section 5 will enter into such written representations, warranties and agreements as the Company may reasonably request in order to comply with applicable securities laws or with this Agreement.

         8. LEGENDS ON CERTIFICATES. The Certificates representing the shares of Common Stock purchased by exercise of an Option will be stamped or otherwise imprinted with legends in such form as the Company or its counsel may require with respect to any applicable restrictions on sale or transfer and the stock transfer records of the Company will reflect stock-transfer instructions with respect to such shares.

         9.       WITHHOLDING.

                  (a) ARRANGEMENT FOR WITHHOLDING. The Option Holder hereby agrees to make appropriate arrangements with the Company to provide for the amount of tax withholding, if any, under applicable federal and state income tax laws resulting from the exercise of the Option. If such arrangements are not made, the Company may refuse to issue any Common Stock to the Option Holder.

                  (b) WITHHOLDING ELECTION. The Option Holder may elect to pay all such amounts of tax withholding, or any part thereof, by electing to transfer to the Company, or to have the Company withhold from shares otherwise issuable to the Option Holder, shares of Common Stock having a value equal to the amount required to be withheld or such lesser amount as may be elected by the Option Holder. All elections shall be subject to the approval or disapproval of the Board of Directors. The value of shares of Common Stock to be withheld shall be based on the Designated Value of the Common Stock on the date that the amount of tax to be withheld is to be determined (the "TAX DATE"). Any such election by the Option Holder to have shares of Common Stock withheld for this purpose will be subject to the following restrictions:

                           (i)      All elections must be made prior to the Tax
                                    Date.

                           (ii)     All elections shall be irrevocable.

                           (iii) If the Option Holder is an officer or director of the Company within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, ("SECTION 16"), the Option Holder must satisfy the requirements of such Section 16 and any applicable rules thereunder with respect to the use of Common Stock as consideration to satisfy such tax withholding obligation.

----------------------------------
Nonqualified Stock Option Agreement

         10.      MISCELLANEOUS.

                  (a) NOTICES. Any notice required or permitted to be given under this Agreement shall be in writing and shall be given by first class registered or certified mail, postage prepaid or by personal delivery to the appropriate party, addressed:

                           (i) If to the Company, to the Company at its principal place of business (as of the date hereof, 50 Briar Hollow Lane, Suite 515 West, Houston, Texas 77027, telephone (713) 621-9424) (Attention:
                           Corporate Secretary) or at such other address as may have been furnished to the Option Holder in writing by the Company; or

                           (ii) If to the Option Holder, to the Option Holder at his address on file with the Company or at such other address as may have been furnished to the Company by the Option Holder.

                           Any such notice shall be deemed to have been given as
                  of the fourth day after deposit in the United States Postal Service, postage prepaid, properly addressed as set forth above, in the case of mailed notice, or as of the date delivered in the case of personal delivery.

                  (b) AMENDMENT. The Board of Directors may make any adjustment in the Option Price, the number of shares of Common Stock subject to, or the terms of the Option by amendment or by substitution of an outstanding Option. Such amendment or substitution may result in terms and conditions (including Option Price, the number of shares of Common Stock covered, Vesting Schedule or Option Period) that differ from the terms and conditions of this Option. The Board of Directors may not, however, adversely affect the rights of the Option Holder without the consent of the Option Holder. If such action is effective by amendment, the effective date of such amendment will be the date of the original grant of this Option. Except as provided herein, this Agreement may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Option Holder.

                  (c) SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

                  (d) WAIVER. Any provision contained in this Agreement may be waived, either generally or in any particular instance, by the Company.

                  (e) BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the Company and the Option Holder and their respective heirs, executors, administrators, legal representatives, successors and assigns.


-----------------------------------
Nonqualified Stock Option Agreement

                  (f) RIGHTS TO EMPLOYMENT. Nothing contained in this Agreement shall be construed as giving the Option Holder any right to be retained in the employ of the Company and this Agreement is limited solely to governing the rights and obligations of the Option Holder with respect to the Common Stock and the Option.

                  (g) GENDER AND NUMBER. Except when otherwise indicated by the context, the masculine gender shall also include the feminine gender, and the definition of any term herein in the singular shall also include the plural.

                  (h) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas without giving effect to the conflicts of law provisions thereof.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                       ROCKPORT HEALTHCARE GROUP, INC.


                                       By:
                                          --------------------------------------
                                          Harry M. Neer, Chief Executive Officer


                                       OPTION HOLDER


                                       -----------------------------------------
                                       [                  ]




-----------------------------------
Nonqualified Stock Option Agreement

                                       EXHIBIT A

                                   SUBSCRIPTION FORM

                [To be executed only upon exercise of Stock Options]


         The undersigned registered owner of this Stock Option irrevocably exercises the Stock Option for the purchase of _______________ shares of Common Stock of Rockport Healthcare Group, Inc. (the "Company") and herewith makes payment therefor in cash or by check or bank draft made payable to the Company, all at the price and on the terms and conditions specified in this Stock Option Agreement and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to __________________ whose address is ___________________________ and, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Stock Option, that a new Stock Option of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned.



                                       ----------------------------------------
                                       (Name of Registered Owner)


                                       ----------------------------------------
                                       (Signature of Registered Owner)


                                       ----------------------------------------
                                       (Street Address)


                                       ----------------------------------------
                                       (City)        (State)         (Zip Code)


                                       ----------------------------------------
                                       (Social Security Number)


         NOTICE: The signature on this subscription must correspond with the name as written upon the face of the within Stock Option Agreement in every particular, without alteration or enlargement or any change whatsoever.


-----------------------------------
Nonqualified Stock Option Agreement